UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 5, 2023

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)
001-41342	35-1544218
(Commission File Number)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.125 stated value per share	FRME	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/100th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FRMEP	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

First Merchants Bank (the “Bank”), a wholly-owned subsidiary of First Merchants Corporation (“First Merchants”), has received written notice that certain of its customer data was potentially included in the global incident involving Progress Software (MOVEit Transfer). The incident did not involve the Bank’s internal network or IT systems, but was rather related to a third party prominent financial institution vendor who utilized MOVEit Transfer in its service offering to the Bank. Based on the investigation to date, the Bank’s customers who use online and mobile banking could have had personal information copied through the cyberattack. The vendor confirmed that they implemented the recommended patches released by Progress Software for the MOVEit platform to date. The Bank worked with the vendor to determine the potentially impacted customers and the extent of information potentially exposed and the Bank is notifying potentially affected customers appropriately with the first such notice being on or about July 5, 2023. The incident did not impact the ongoing operations of the Bank and the Bank carries cyber insurance which it expects to cover many of the costs related to the incident.

FORWARD-LOOKING STATEMENTS

This filing contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the impact of the cybersecurity incident discussed in this filing and the expected coverage of our cyber insurance.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk factors identified in First Merchants’ Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on March 1, 2023 and our other filings with the Securities and Exchange Commission.

First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation
(Registrant)

By: /s/ Michele M. Kawiecki Michele M. Kawiecki Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)
Dated: July 5, 2023